QUARTERLY REPORT
                                 JUNE 30, 2001

                                      FMI
                                   Focus Fund

                                   A NO-LOAD
                                  MUTUAL FUND

FMI Focus Fund

                                                                 August 24, 2001

Dear Fellow Shareholders:

  We are extremely pleased at both the turnout and the vote at the April 30, 2001 Shareholders' Meeting, to approve the Subadvisory Agreement between the FMI Focus Fund and Broadview Advisors. Shareholders voted overwhelmingly to approve the new Subadvisory Agreement and the first three months of the new relationship have gone extremely well. All of us at Fiduciary Management and Broadview Advisors are excited about the long-term return prospects for the FMI Focus Fund. The cross-fertilization of ideas between both organizations continues, to the benefit of all of our shareholders.

  While the past 15 months have been tumultuous in the investment markets, the FMI Focus Fund has weathered the environment well, as Rick and Glenn will discuss in their Shareholder Letter.

  On a final note, I hope that many of you had the opportunity to watch Rick Lane on Wall Street Week on July 27. He did a fine job of succinctly articulating the investment philosophy of the FMI Focus Fund. The markets are always challenging, but we are all enthusiastic about the prospects for the Fund.

Sincerely,

/s/Ted D. Kellner

Ted D. Kellner, C.F.A.
President

             225 E. Mason St. o Milwaukee, WI  53202 o 414-226-4555

THE VALUE OF A $10,000 INVESTMENT IN THE FMI FOCUS FUND FROM ITS INCEPTION (12/16/96) TO 6/30/01 AS COMPARED TO THE STANDARD & POOR'S 500 AND THE RUSSELL 2000

     DATE         FMI FOCUS FUND     STANDARD & POOR'S 500      RUSSELL 2000
     ----         --------------     ---------------------      ------------
   12/16/96          $10,000               $10,000                $10,000
   12/31/96          $10,245               $10,280                $10,350
    3/31/97          $10,736               $10,549                 $9,815
    6/30/97          $12,709               $12,390                $11,406
    9/30/97          $16,796               $13,333                $13,103
   12/31/97          $17,391               $13,712                $12,664
    3/31/98          $19,876               $15,626                $13,938
    6/30/98          $19,687               $16,145                $13,289
    9/30/98          $17,838               $14,553                $10,611
   12/31/98          $23,561               $17,654                $12,342
    3/31/99          $22,826               $18,533                $11,673
    6/30/99          $27,450               $19,840                $13,488
    9/30/99          $26,372               $18,599                $12,634
   12/31/99          $36,309               $21,367                $14,965
    3/31/00          $46,693               $21,858                $16,025
    6/30/00          $47,926               $21,277                $15,419
    9/30/00          $50,634               $21,071                $15,590
   12/31/00          $44,803               $19,424                $14,513
    3/31/01          $40,107               $17,121                $13,568
    6/30/01          $45,270               $18,123                $15,507

RESULTS FROM FUND INCEPTION (12/16/96) THROUGH 6/30/01

                                                                    Annualized
                                                             Total Return*<F1>
                                        Total Return*<F1>      Through 6/30/01
                    Total Return*<F1>        For the Year            From Fund
                        Last 3 Months       Ended 6/30/01   Inception 12/16/96
                    -----------------   -----------------   ------------------
FMI Focus Fund                  12.9%               -5.5%                39.5%
Standard & Poor's 500            5.9%              -14.8%                14.0%
Russell 2000                    14.3%                0.6%                10.2%

*<F1> Total return includes change in share prices and in each case includes reinvestments of any dividends, interest and capital gain distributions.

                                                                 August 24, 2001

Dear Fellow Shareholders:

It's Not If, It's When...So Hang In There!!!

  During the June quarter, the stock market began to improve as investors anticipated that the economy will be healthier next year after a series of Federal Reserve interest rate cuts take hold. As of June 30, 2001, the FMI Focus Fund moved back into positive territory calendar year-to-date, up 1.04%, after posting a 12.9% gain for the quarter. Major indices such as the S&P 500, the Wilshire 5000, and the Nasdaq composite had their first positive quarter since March 31st of last year. We are unsure if the market has bottomed. Current business conditions are still very challenging based on conversations with company managements. Therefore, we have been positioning the portfolio today to benefit from the next upturn in the economy. The economy will improve. The question is not if the economy improves, but when and from what level. Recent pullbacks in energy prices should help early cycle industries, such as chemicals, steel, and machinery. Lower oil and gas prices also help the consumer at the pump and at home in the form of lower heating and cooling bills.

  This does not mean that the "energy story" is over, it is more of a function of softening demand, than an oversupply. It it is easy to lose sight of the long-term demand for energy. In fact, the Funds largest position is Joy Global, Inc., formerly Harnischfeger Industries, a leading manufacturer of mining equipment. The Company has just emerged from a reorganization as its debt has been converted to equity. This special situation reminds us of Bucyrus Erie, Inc., another Milwaukee based mining equipment manufacturer that was the Funds biggest winner in 1997. The coal industry is Joy's largest end market. Today, coal currently supplies 51% of the fuel to generate electricity in the United States. While market share may decline somewhat as natural gas peaking units start up during the next four or five years, utilities with low-cost base load coal-fired facilities will still have a significant economic incentive to run at higher rates of capacity. If coal-based plants operate at their practical maximum capacity of 85% utilization, approximately 200 million tons of additional demand would ensue. The Bush Administration energy policy is coal friendly as it constitutes more than 90% of United States fossil fuel resources, enough to last more than 250 years at current consumption rates. U.S. coal prices have doubled after being in the dumps, as electric utilities look for alternatives to scarce natural gas. According to the National Mining Association (NMA) Mining Weekly, in its 2001 "Forecast of Coal Companies", coal stockpiles at utilities are expected to be lower than at any time since 1974 when consumption was less than half of current levels. These factors should drive new equipment replacement and maintenance of existing equipment. Additionally, the market for mining Canadian oil sands has emerged into a significant opportunity. This market is growing rapidly, as the shift from dragline to truck & shovel operations has lowered the cost of yielding a barrel of oil to around $10 a barrel. Joy Global is well positioned to take advantage of the replacement cycle for mining equipment. The Company has a leading market share position in surface and underground mines. The Company also places a heavy emphasis on being a service organization and is able to provide aftermarket parts and service to its customer. As for the stock, we believe the Company has a private market value in the mid twenties.

  Another idea we like is Aspen Technology, Inc. a play on increasing productivity of the process-oriented manufacturing industries, such as chemicals, petroleum, and pharmaceuticals. Aspen is the leading vendor of value chain software to this industry and enjoys significant barriers-to-entry and little competition. It has 1,200 customers, including 46 of the top 50 chemical companies, 23 of the top 25 petroleum companies, and 18 of the top life science companies. Furthermore, the Company maintains a 95% retention rate on license renewals among its customers. Customers choose Aspen software because it provides a significant return on investment once implemented. The market is expected to grow by over 25% over the next five years to approximately $14 billion (note: the process industries represent $6 trillion dollars of manufacturing output today). As the economy improves, and capital budgets are opened up for capital investment, Aspen should be able to close deals at a faster pace. The push out of some orders in the first quarter gave us an opportunity to buy the stock in the teens, selling for less than 1.5x forward revenue well below its peer group. Should the Company fail to execute its business plan in a healthier business climate, we think it would make an interesting acquisition candidate. Hence, there are two ways to win on the stock.

  Finally, we would like to mention the loss of an original FMI Focus Fund shareholder and Wisconsin legend, Jack Kellner, father of Ted Kellner, Chairman of Fiduciary Management, Inc. Jack was an All-American hurdler for University of Wisconsin and ran against Jesse Owens in the Big Ten track & field championship in 1936. He was a hard worker, a good businessman, a great father and grandfather, and friend of the Fund. The best description of him would be half Jim Thorpe and half John Wayne rather than trying to find the best adjectives. In a tough economic environment we are reminded of his work ethic and positive attitude. You will be missed Jack and this quarterly report is for you.

GO BADGERS

Sincerely,

/s/Richard E. Lane               /s/Glenn W. Primack

Richard E. Lane, C.F.A.          Glenn W. Primack
Portfolio Manager                Portfolio Manager

FMI Focus Fund
STATEMENT OF NET ASSETS
June 30, 2001 (Unaudited)

   SHARES OR                                                         QUOTED
   PRINCIPAL                                                         MARKET
    AMOUNT                                                        VALUE (B)<F3>
    ------                                                        -------------
COMMON STOCKS -- 95.5% (A)<F2>

                BANKS -- 5.5%
     105,000    Allegiant Bancorp, Inc.                           $  1,320,900
      82,000    AMCORE Financial, Inc.                               1,971,280
      46,000    Associated Banc-Corp.                                1,655,540
      40,000    Banknorth Group, Inc.                                  906,000
      36,200    Blackhawk Bancorp, Inc.                                362,724
     128,750    BOK Financial Corp.                                  3,463,375
     160,500    First Federal Capital Corp.                          2,600,100
     121,000    Prosperity Bancshares, Inc.                          2,895,530
      60,500    Republic Bancorp Inc.                                  840,950
      13,800    Southside Bancshares Corp.                             207,000
      93,000    Summit Bancshares, Inc.                              1,750,260
                                                                  ------------
                                                                    17,973,659

                CHEMICAL/SPECIALTY MATERIALS -- 2.0%
      44,400    Cytec Industries Inc.                                1,687,200
     110,000    Georgia Gulf Corp.                                   1,705,000
     300,000    PolyOne Corp.                                        3,123,000
                                                                  ------------
                                                                     6,515,200

                COMMUNICATIONS EQUIPMENT -- 4.0%
     375,000    ADC Telecommunications, Inc.                         2,475,000
     110,000    Andrew Corp.                                         2,029,500
     154,000    C-COR.net Corp.                                      1,848,000
      55,000    Channell Commercial Corp.                              302,500
     120,000    Powerwave Technologies, Inc.                         1,740,000
     100,000    Tekelec                                              2,710,000
     134,000    TESSCO Technologies Inc.                             1,885,380
                                                                  ------------
                                                                    12,990,380

                COMMUNICATIONS SERVICES/CABLE -- 8.0%
     311,248    Adelphia Communications Corp.                       12,761,168
     250,000    Adelphia Business Solutions, Inc.                    1,025,000
      64,500    Insight Communications Co., Inc.                     1,612,500
       7,500    LCC International, Inc.                                 49,650
     192,500    Motient Corp.                                          205,975
     510,000    SignalSoft Corp.                                     5,865,000
     110,000    Western Wireless Corp.                               4,730,000
                                                                  ------------
                                                                    26,249,293

                COMMUNICATIONS SERVICES/MEDIA -- 1.9%
     240,000    Entravision Communications Corp.                     2,952,000
      70,000    Intrado Inc.                                         1,201,900
     300,000    PRIMEDIA Inc.                                        2,037,000
                                                                  ------------
                                                                     6,190,900

                CONSUMER PRODUCTS & RETAIL -- 8.3%
     307,000    Big Lots, Inc.                                       4,199,760
     160,000    Dean Foods Co.                                       6,432,000
     256,700    Jos. A. Bank Clothiers, Inc.                         1,270,665
     400,000    PETsMART, Inc.                                       2,820,000
     132,000    Russell Corp.                                        2,242,680
     378,400    Service Corporation International                    2,406,624
     105,500    SUPERVALU INC.                                       1,851,525
     175,000    Zale Corp.                                           5,897,500
                                                                  ------------
                                                                    27,120,754

                ELECTRONICS -- 1.6%
     231,700    Daisytek International Corp.                         3,649,275
     130,000    Stratos Lightwave, Inc.                              1,690,000
      13,500    Viasystems Group, Inc.                                  40,635
                                                                  ------------
                                                                     5,379,910

                ENERGY/ENERGY SERVICES -- 5.4%
      65,900    Atwood Oceanics, Inc.                                2,313,090
     160,000    Covanta Energy Corp.                                 2,953,600
     175,000    Grey Wolf, Inc.                                        700,000
     105,000    Maverick Tube Corp.                                  1,779,750
      82,000    NiSource Inc.                                        2,241,060
      75,000    Parker Drilling Co.                                    487,500
     266,250    Pride International, Inc.                            5,058,750
     158,000    Willbros Group, Inc.                                 2,054,000
                                                                  ------------
                                                                    17,587,750

                FINANCIAL SERVICES -- 6.2%
     160,000    Heller Financial, Inc.                               6,400,000
      70,000    HNC Software Inc.                                    1,750,000
      75,000    MGIC Investment Corp.                                5,448,000
      40,000    Protective Life Corp.                                1,374,800
     180,000    SunGard Data Systems Inc.                            5,401,800
                                                                  ------------
                                                                    20,374,600

                HEALTH INDUSTRIES -- 9.4%
     120,000    Henry Schein, Inc.                                   4,590,000
     130,000    Molecular Devices Corp.                              2,606,500
     175,000    Pall Corp.                                           4,117,750
     141,000    Quest Diagnostics Inc.                              10,553,850
     150,000    Quintiles Transnational Corp.                        3,787,500
     250,000    Sybron Dental Specialties, Inc.                      5,122,500
                                                                  ------------
                                                                    30,778,100

                INDUSTRIAL & TRANSPORTATION PRODUCTS -- 14.2%
     300,000    Airgas, Inc.                                         3,570,000
     202,400    CIRCOR International, Inc.                           3,653,320
     155,000    Flowserve Corp.                                      4,766,250
   1,170,700    Harnischfeger Industries, Inc. (C)<F4>              19,199,480
     125,000    Kennametal Inc.                                      4,612,500
      79,700    Ladish Co., Inc.                                     1,065,589
      52,500    Regal-Beloit Corp.                                   1,092,000
     161,600    Robbins & Myers, Inc.                                4,557,120
      90,000    The Timken Co.                                       1,524,600
     250,400    Tower Automotive, Inc.                               2,566,600
                                                                  ------------
                                                                    46,607,459

                INDUSTRIAL SERVICES -- 4.4%
     399,000    Casella Waste Systems, Inc.                          4,987,500
     235,000    Republic Services, Inc.                              4,664,750
      56,000    Tetra Tech, Inc.                                     1,523,200
     122,000    URS Corp.                                            3,294,000
                                                                  ------------
                                                                    14,469,450

                INFORMATION TECHNOLOGY SERVICES -- 1.4%
     302,400    Kforce Inc.                                          1,965,600
     230,000    Sykes Enterprises, Inc.                              2,530,000
                                                                  ------------
                                                                     4,495,600

                INSURANCE -- 10.3%
     125,000    ACE Ltd.                                             4,886,250
      50,000    Ambac Financial Group, Inc.                          2,910,000
     132,500    W.R. Berkley Corp.                                   5,488,150
      65,500    Delphi Financial Group, Inc.                         2,521,750
     261,000    Old Republic International Corp.                     7,569,000
     105,600    PartnerRe Ltd.                                       5,850,240
      46,500    Reinsurance Group of America, Inc.                   1,762,350
      89,000    UnumProvident Corp.                                  2,858,680
                                                                  ------------
                                                                    33,846,420

                SEMICONDUCTOR & RELATED -- 5.2%
     263,000    Asyst Technologies, Inc.                             3,550,500
     150,000    Aware, Inc./MASS                                     1,350,000
     151,000    Conexant Systems, Inc.                               1,351,450
     153,000    General Semiconductor, Inc.                          1,600,380
     292,000    Metron Technology N.V.                               2,160,800
     129,500    Mitel Corp.                                          1,319,605
     199,000    MKS Instruments, Inc.                                5,731,200
                                                                  ------------
                                                                    17,063,935

                SOFTWARE/SERVICE -- 7.7%
     288,000    Aspen Technology, Inc.                               6,969,600
     180,000    Documentum, Inc.                                     2,325,600
     290,000    E.piphany, Inc.                                      2,946,400
      83,500    EXE Technologies, Inc.                                 489,310
     300,000    Interwoven, Inc.                                     5,070,000
      68,000    Remedy Corp.                                         2,366,400
     106,180    Retek Inc.                                           5,090,269
                                                                  ------------
                                                                    25,257,579
                                                                  ------------
                    Total common stocks                            312,900,989

SHORT-TERM INVESTMENTS -- 6.7% (A)<F2>

                COMMERCIAL PAPER -- 2.8%
 $ 6,500,000    Galaxy Funding, Inc.,
                  3.83%, due 07/06/01                                6,500,000
   2,500,000    CIT Group Holdings, Inc.,
                  3.74%, due 07/10/01                                2,500,000
                                                                  ------------
                    Total commercial paper                           9,000,000

                VARIABLE RATE DEMAND NOTE -- 3.9%
  12,849,532    Firstar Bank U.S.A., N.A.                           12,849,532
                                                                  ------------
                    Total short-term investments                    21,849,532
                                                                  ------------
                    Total investments                              334,750,521

                Liabilities, less cash and
                  receivables -- (2.2%) (A)<F2>                     (7,297,445)
                                                                  ------------
                    Net Assets                                    $327,453,076
                                                                  ------------
                                                                  ------------
                    Net Asset Value Per Share
                      ($0.01 par value 500,000,000
                      shares authorized), offering
                      and redemption price
                      ($327,453,076 / 11,247,736
                      shares outstanding)                         $      29.11
                                                                  ------------
                                                                  ------------

(a)<F2> Percentages for the various classifications relate to net assets.
(b)<F3> Each security, including securities sold short, but excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Common stocks which are listed on a national securities exchange or the Nasdaq Stock Market but which were not traded on the valuation date are valued at the most recent bid price. Securities sold short which are listed on a national securities exchange or the Nasdaq Stock Market but which were not traded on the valuation date are valued at the most recent ask price. Unlisted equity securities for which market quotations are readily available are valued at the most recent bid price.
        Options purchased or written by the Fund are valued at the average of the most recent bid and ask prices. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments are valued at amortized cost which approximates quoted market value.
        The Fund may write call options on securities. By writing a call option, and receiving a premium, the Fund may be obligated during the term of the option to deliver the securities underlying the option at the exercise price if the option is exercised. For the period ending June 30, 2001, the FMI Focus Fund did not write any call options.
(c)<F4> When-issued security.

                                 FMI FOCUS FUND
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                GEORGE D. DALTON
                               PATRICK J. ENGLISH
                             GORDON H. GUNNLAUGSSON
                                 TED D. KELLNER
                                RICHARD E. LANE
                                 PAUL S. SHAIN

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202

                               PORTFOLIO MANAGER
                            BROADVIEW ADVISORS, LLC
                           100 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                       FIRSTAR MUTUAL FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                          800-811-5311 or 414-765-4124

                                   CUSTODIAN
                               FIRSTAR BANK, N.A.
                               425 Walnut Street
                            Cincinnati, Ohio  45202

                            INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Focus Fund unless accompanied or preceded by the Fund's current prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.